                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                     VANGUARD INDEX TRUST -- 500 PORTFOLIO

1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    +33.19%
          N =    1
        ERV =    $1,331.91*
    Five Year
          P =    $1,000
          T =    +20.12%
          N =    5
        ERV =    $2,501.04*
     Ten Year
          P =    $1,000
          T =    +17.84%
          N =    10
        ERV =    $5,163.89*


    *Not adjusted for $10 account maintenance fee.

2. YIELD (30 Days Ended December 31, 1997)

                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c x d


       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $68,539,630.04
                b = $7,182,708.37
                c = 545,847,921.91
                d = $90.07
             Yield = 1.50%

      VANGUARD INDEX TRUST -- EXTENDED MARKET PORTFOLIO -- INVESTOR SHARES


1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
      -------
          P =    $1,000
          T =    +26.73%
          N =    1
        ERV =    $1,267.29*
    Five Year
      -------
          P =    $1,000
          T =    +17.54%
          N =    5
        ERV =    $2,243.57*
     Ten Year
      -------
          P =    $1,000
          T =    +16.41%
          N =    10
        ERV =    $4,571.75*

    *Not adjusted for $10 account maintenance fee and .25% portfolio transaction fee.

2. YIELD (30 Days Ended December 31, 1997)

                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c x d

       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $3,211,541.42
                b = $514,196.40
                c = 90,340,769.91
                d = $30.75
             Yield = 1.16%

   VANGUARD INDEX TRUST -- EXTENDED MARKET PORTFOLIO -- INSTITUTIONAL SHARES



1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
      -------
          P =    $1,000
          T =    +11.82%
          N =    1*
        ERV =    $1,118.21



    *Since inception July 7, 1997.



2. YIELD (30 Days Ended December 31, 1997)



                  Yield = 2[(a - b +1)6-1]


                      ---------------------------


                             c x d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

    Example     a = $411,254.08
                b = $28,012.86
                c = 11,396,556.98
                d = $30.75
             Yield = 1.31%

    VANGUARD INDEX TRUST -- TOTAL STOCK MARKET PORTFOLIO -- INVESTOR SHARES


1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
                                                                     EXAMPLE:
    ---------
     One Year
      -------
          P =    $1,000
          T =    +30.99%
          N =    1
        ERV =    $1,309.95**
    Five Year
      -------
          P =    $1,000
          T =    +18.90%
          N =    5
        ERV =    $2,376.15**
     Ten Year
      -------
          P =    $1,000
          T =    +18.52%
          N =    *
        ERV =    $2,623.46**


     * Since inception March 16, 1992.
    ** Not adjusted for $10 account maintenance fee.

2. YIELD (30 Days Ended December 31, 1997)

                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c x d


       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $7,143,097.46
                b = $812,173.36
                c = 221,560,312.42
                d = $22.64
             Yield = 1.51%

  VANGUARD INDEX TRUST -- TOTAL STOCK MARKET PORTFOLIO -- INSTITUTIONAL SHARES



1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
                                                                     EXAMPLE:
    ---------
     One Year
      -------
          P =    $1,000
          T =    +8.60%
          N =    1*
        ERV =    $1,085.96



     * Since inception July 7, 1997



2. YIELD (30 Days Ended December 31, 1997)



                  Yield = 2[(a - b +1)6-1]


                      ---------------------------


                             c x d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

    Example     a = $2,149,951.06
                b = $121,647.80
                c = 66,311,440.35
                d = $22.64
             Yield = 1.62%

                    VANGUARD INDEX TRUST -- VALUE PORTFOLIO

1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ---------
     One Year
      -------
          P =    $1,000
          T =    +29.77%
          N =    1
        ERV =    $1,297.67**
    Five Year
      -------
          P =    $1,000
          T =    +20.53%
          N =    5
        ERV =    $2,544.10**
     Ten Year
      -------
          P =    $1,000
          T =    +20.68%
          N =    *
        ERV =    $2,638.21**


     * Since inception November 2, 1992.
    ** Not adjusted for $10 account maintenance fee.

2. YIELD (30 Days Ended December 31, 1997)

                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c x d


       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $3,006,357.60
                b = $289,369.60
                c = 85,567,156.14
                d = $20.85
             Yield = 1.83%

                    VANGUARD INDEX TRUST -- GROWTH PORTFOLIO

1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV


     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    ---------
     One Year
      -------
          P =    $1,000
          T =    +36.34%
          N =    1
        ERV =    $1,363.42**
    Five Year
      -------
          P =    $1,000
          T =    +19.46%
          N =    5
        ERV =    $2,433.17**
     Ten Year
      -------
          P =    $1,000
          T =    +19.53%
          N =    *
        ERV =    $2,510.90**


     * Since inception November 2, 1992.
    ** Not adjusted for $10 account maintenance fee.

2. YIELD (30 Days Ended December 31, 1997)

                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c x d


       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $2,440,727.99
                b = $379,035.07
                c = 103,687,812.63
                d = $22.53
             Yield = 1.06%

            SMALL CAPITALIZATION STOCK PORTFOLIO -- INVESTOR SHARES

           (FORMERLY VANGUARD SMALL CAPITALIZATION STOCK FUND, INC.)

1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV

     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
                                                                     EXAMPLE:
    ---------
     One Year
      -------
          P =    $1,000
          T =    +24.59%
          N =    1
        ERV =    $1,245.90*
    Five Year
      -------
          P =    $1,000
          T =    +17.48%
          N =    5
        ERV =    $2,237.52*
     Ten Year
      -------
          P =    $1,000
          T =    +15.79%
          N =    10
        ERV =    $4,333.50*

    *Not adjusted for $10 account maintenance fee and .5% portfolio transaction fee.

2. YIELD (30 Days Ended December 31, 1997)

                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c x d

       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $3,395,718.33
                b = $492,082.98
                c = 112,095,267.92
                d = $23.75
             Yield = 1.31%

          SMALL CAPITALIZATION STOCK PORTFOLIO -- INSTITUTIONAL SHARES


           (FORMERLY VANGUARD SMALL CAPITALIZATION STOCK FUND, INC.)



1. Average Annual Total Return (As of December 31, 1997)
        P (1 + T)n = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
                                                                     EXAMPLE:
    ---------
     One Year
      -------
          P =    $1,000
          T =    +11.42%
          N =    *
        ERV =    $1,114.18



    *Since inception July 7, 1997.



2. YIELD (30 Days Ended December 31, 1997)



                  Yield = 2[(a - b +1)6-1]


                      ---------------------------


                             c x d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

    Example     a = $175,671.20
                b = $13,456.08
                c = 5,845,259.27
                d = $23.75
             Yield = 1.40%